Exhibit 10.7

GROUP II AGREEMENT- EXECUTION VERSION

NOVATION AND ASSUMPTION AGREEMENT

by and among

ACE American Insurance Company, acting for itself and its affiliates including, without limitation, Pacific Employers Insurance Company;

ACE INA Insurance Company;

ACE Insurance Company;

Insurance Company of North America

and

Creole Insurance Company, Ltd., a Bermuda company,

and

Boudin Insurance Company, Ltd., a Bermuda company

RECITALS

THIS NOVATION AND ASSUMPTION AGREEMENT (the “Agreement”), is entered into and effective as of May 18, 2010 (the “Effective Date”) by and among ACE American Insurance Company, individually and acting for the ACE Affiliates (in such capacities, the “Company”), Creole Insurance Company, Ltd., a Bermuda company (“Creole”), and Boudin Insurance Company, Ltd., a Bermuda company (“Boudin”).

WHEREAS, the Company and/or the ACE Affiliates have entered into the Existing Reinsurance Agreements with Creole and Boudin; and

WHEREAS, pursuant to the Existing Reinsurance Agreements, Creole and Boudin are obligated, among other things, to reinsure the Company and/or the ACE Affiliates with regard to certain Existing Policies; and

WHEREAS, Creole, prior to the Separation, is a wholly owned Subsidiary of MII; and

WHEREAS, MII intends to spin-off the B&W Entities (including Creole) from MII in connection with a dividend of common stock of B&W to the shareholders of MII (the “Separation”); and

WHEREAS, in connection with the Separation, the Parties wish to provide that Boudin be the reinsurer with respect to cessions arising from the operations, business, or property of MII and that Creole be the reinsurer with respect to cessions arising from the operations, business, or property of B&W, in each case whether such obligations were existing, accruing or arising before, on or after the Effective Date; and

WHEREAS, the Company, on its own behalf and on behalf of the ACE Affiliates, is willing to consent to the transfer, assumption, and novation of the matters as set forth herein, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. The following terms used herein, including in the recitals and Exhibits hereto, shall have the following meanings:

“ACE Affiliate” means each Affiliate of ACE that has issued an Existing Policy, including Pacific Employers Insurance Company, ACE INA Insurance Company, ACE Insurance Company and Insurance Company of North America.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“ALAA” means the Assumption and Loss Allocation Agreement, dated as of the date hereof, among the Company, B&W, MII and certain other MII Entities and B&W Entities signatory thereto.

“Assumption Time” means midnight (New York time) on the Effective Date.

“B&W” means Babcock & Wilcox Holdings, Inc., a Delaware corporation, to be succeeded by The Babcock & Wilcox Company, a Delaware corporation, after the effective time of the merger, to occur after the date hereof, of Babcock & Wilcox Holdings, Inc., with and into The Babcock & Wilcox Company, the surviving entity of such merger.

“B&W Entity” means B&W and each of the entities listed on Exhibit I attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the B&W Entities will not be Subsidiaries or Affiliates of MII or any of the other MII Entities.

“Boudin Assumption and Novation” has the meaning set forth in Section 2(a).

“Boudin LOC” has the meaning set forth in Section 3(a).

“Company” has the meaning set forth in the recitals to this Agreement.

“Company B&W Obligation” means any obligation of the Company or an ACE Affiliate to or for the benefit of an Insured under an Existing Policy that arises, will arise, or has arisen from the operations, business, or property of a B&W Entity.

“Company MII Obligation” means any obligation of the Company or an ACE Affiliate to or for the benefit of an Insured under an Existing Policy that arises, will arise, or has arisen from the operations, business, or property of an MII Entity.

“Creole Assumption and Novation” has the meaning set forth in Section 2(c).

“Creole LOC” has the meaning set forth in Section 3(b).

“Effective Date” has the meaning set forth in the recitals to this Agreement.

“ESIS” means ESIS, Inc., an Affiliate of the Company.

“Existing Collateral” means any and all letters of credit or trust agreements outstanding as of the date hereof provided by or required to be provided by Creole or Boudin under the terms of any Existing Reinsurance Agreement in order to secure obligations arising thereunder.

“Existing Policy” means each policy of general liability insurance, automobile liability insurance, or workers compensation insurance issued prior to the date hereof by the Company or an ACE Affiliate to one or more B&W Entities and/or one or more MII Entities that is subject to an Existing Reinsurance Agreement.

“Existing Reinsurance Agreement” means each reinsurance agreement (whether denominated a treaty, a reinsurance policy, a reinsurance agreement, a facultative certificate, or otherwise) in which (a) Creole or Boudin is the reinsurer, (b) one or more of the Company and/or ACE Affiliates is or are the reinsureds, and (c) the ceded risk includes risk under any Existing Policy. “Existing Reinsurance Agreements” shall not mean or include any Existing Security Agreements (as defined below). Exhibit II attached hereto and made a part hereof reflects the Parties’ best efforts to list all Existing Reinsurance Agreements, but the definitions in this Agreement shall control in the event of any errors or omissions on such Exhibit.

“Existing Security Agreements” shall mean and include any trust agreement, collateral agreement, pledge and security agreement or other similar contract between the Company or an ACE Affiliate and Boudin or between the Company or an ACE Affiliate and Creole, which was entered into in connection with or pursuant to any Existing Reinsurance Agreement (as defined above), and which are embodied in separately-executed written instruments.

“Go-Forward Boudin Obligations” means the obligations of Boudin under (a) the Transferable Boudin Reinsurance Agreements, (b) the Novated-to-Boudin Reinsurance Agreements and (c) the Wholly Retained Boudin Reinsurance Agreements, in each case after giving effect to the transfers, assumptions, novations, and releases effected by this Agreement.

“Go-Forward Creole Obligations” means the obligations of Creole under (a) the Transferable Creole Reinsurance Agreements, (b) the Novated-to-Creole Reinsurance Agreements and (c) the Wholly Retained Creole Reinsurance Agreements, in each case after giving effect to the transfers, assumptions, novations, and releases effected by this Agreement.

“Insured,” as a noun in reference to one or more insurance policies, means any Person who is insured by such policy or policies, regardless of whether such Person is designated an “Insured” or a “Named Insured” in such policy or is otherwise expressly identified therein.

“Master Separation Agreement” means a Master Separation Agreement to be entered into between MII and The Babcock & Wilcox Company in connection with the Separation.

“MII” means McDermott International, Inc., a Panamanian corporation.

“MII Entity” means MII and each of the entities listed on Exhibit III attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the MII Entities will not be Subsidiaries or Affiliates of B&W or any of the other B&W Entities.

“Novated Reinsurance Agreement” means a Novated-to-Boudin Reinsurance Agreement or a Novated-to-Creole Reinsurance Agreement.

“Novated-to-Boudin Reinsurance Agreement” means, as to any Transferable Creole Reinsurance Agreement after the Assumption Time and giving effect to this Agreement, the aggregate of (a) all rights, duties, and obligations of Boudin to and in respect of the Company under such Transferable Creole Reinsurance Agreement as and to the extent novated to Boudin, and (b) all rights, duties, and obligations of the Company to and in respect of Boudin under such Transferable Creole Reinsurance Agreement as and to the extent novated to Boudin.

“Novated-to-Creole Reinsurance Agreement” means, as to any Transferable Boudin Reinsurance Agreement after the Assumption Time and giving effect to this Agreement, the aggregate of (a) all rights, duties, and obligations of Creole to and in respect of the Company under such Transferable Boudin Reinsurance Agreement as and to the extent novated to Creole, and (b) all rights, duties, and obligations of the Company to and in respect of Creole under such Transferable Boudin Reinsurance Agreement as and to the extent novated to Creole.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its bylaws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, and (d) with respect to any limited liability company, its certificate or articles of formation or organization and its operating agreement or other organizational documents.

“Parties” means the Company, Creole and Boudin, collectively (and each individually is a “Party”).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Separation” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any specified Person, any corporation, partnership, limited liability company, joint venture or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such specified Person or by any one or more of its Subsidiaries, or by such specified Person and one or more of its Subsidiaries.

“Substituted Collateral” means the MII LOC and the B&W LOC.

“Transferable Boudin Reinsurance Agreements” means those Existing Reinsurance Agreements in which Boudin is the reinsurer and that reinsure, in whole or in part and whether or not including other obligations, Company B&W Obligations.

“Transferable Creole Reinsurance Agreements” means those Existing Reinsurance Agreements in which Creole is the reinsurer and that reinsures, in whole or in part and whether or not including other obligations, Company MII Obligations.

“Wholly Retained Boudin Reinsurance Agreement” means an Existing Reinsurance Agreement in which Boudin is the reinsurer and that is not a Transferable Boudin Reinsurance Agreement.

“Wholly Retained Creole Reinsurance Agreement” means an Existing Reinsurance Agreement in which Creole is the reinsurer and that is not a Transferable Creole Reinsurance Agreement.

2. Assumption and Novation.

(a) Boudin Assumption and Novation. Notwithstanding anything in any Transferable Creole Reinsurance Agreement to the contrary, and effective as of the Assumption Time, Creole hereby transfers and assigns, and Boudin hereby assumes by novation, so much of each Transferable Creole Reinsurance Agreement as reinsures any Company MII Obligation. In connection with such transfer, assignment, and novation:

(i) Boudin hereby agrees to observe, pay, perform, satisfy, fulfill and discharge, to the extent and in the manner required under the applicable Transferable Creole Reinsurance Agreement, any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of Creole under the Transferable Creole Reinsurance Agreement with respect to the Company MII Obligations insofar as transferred above (the “Boudin Assumption and Novation”); and

(ii) The Company and each ACE Affiliate hereby consent to, and agree to give full force and effect to, the Boudin Assumption and Novation. From and after the Assumption Time, Boudin and not Creole shall be treated as the Company’s (or applicable ACE Affiliate’s) contractual counterparty with respect the contracts and mutual rights and obligations subject to the Boudin Assumption and Novation. Without limitation, the Company and each ACE Affiliate, as applicable:

a

may enforce against Boudin its rights with respect to the Company MII Obligations under the Transferable Creole Reinsurance Agreements to the same extent such Person could, prior to the Boudin Assumption and Novation, enforce such rights against Creole, and

b

shall perform for the benefit of Boudin any obligation with respect to the Company MII Obligations under the Transferable Creole Reinsurance Agreements to the same extent such Person was obligated, prior to the Boudin Assumption and Novation, to perform such obligations for the benefit of Creole, and

c

releases Creole from its obligation to observe, pay, perform, satisfy, fulfill or discharge any obligations under any Transferable Creole Reinsurance Agreements with respect to any Company MII Obligation.

(b) No Transfer or Novation of Creole Obligations arising from B&W Operations. The Wholly Retained Creole Reinsurance Agreements are not novated or otherwise affected by the Boudin Assumption and Novation. The Transferable Creole Reinsurance Agreements are novated to Boudin as set forth above only to the extent that they reinsure Company MII Obligations. To the extent that the Transferable Creole Reinsurance Agreements reinsure Company B&W Obligations, the Parties acknowledge that Creole and not Boudin shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the reinsurer under the Transferable Creole Reinsurance Agreements.

(c) Creole Assumption and Novation. Notwithstanding anything in any Transferable Boudin Reinsurance Agreement to the contrary, and effective as of the Assumption Time, Boudin hereby transfers and assigns, and Creole hereby assumes by novation so much of each Transferable Boudin Reinsurance Agreement as reinsures any Company B&W Obligation. In connection with such transfer and assignment,

(i) Creole hereby agrees to observe, pay, perform, satisfy, fulfill and discharge, to the extent and in the manner required under the applicable Transferable Boudin Reinsurance Agreement, any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of Boudin under the Transferable Boudin Reinsurance Agreements with respect to the Company B&W Obligations insofar as transferred above (the “Creole Assumption and Novation”); and

(ii) The Company and each ACE Affiliate hereby consent to, and agree to give full force and effect to, the Creole Assumption and Novation. From and after the Assumption Time, Creole and not Boudin shall be treated as the Company’s (or applicable ACE Affiliate’s) contractual counterparty with respect the contracts and mutual rights and obligations subject to the Creole Assumption and Novation. Without limitation, the Company and each ACE Affiliate, as applicable:

a

may enforce against Creole its rights under the Transferable Boudin Reinsurance Agreements to the same extent such Person could, prior to the Creole Assumption and Novation, enforce such rights against Boudin, and

b

shall perform for the benefit of Creole any obligation under the Transferable Boudin Reinsurance Agreements to the same extent such Person was obligated, prior to the Creole Assumption and Novation, to perform such obligations for the benefit of Boudin, and

c

releases Boudin from its obligation to observe, pay, perform, satisfy, fulfill or discharge any obligations under any Transferable Boudin Reinsurance Agreements with respect to any Company B&W Obligation.

(d) No Transfer or Novation of Boudin Obligations arising from MII Operations. The Wholly Retained Boudin Reinsurance Agreements are not novated or otherwise affected by the Creole Assumption and Novation. The Transferable Boudin Reinsurance Agreements are novated to Creole as set forth above only to the extent that they reinsure Company B&W Obligations. To the extent that the Transferable Boudin Reinsurance Agreements reinsure Company MII Obligations, the Parties acknowledge that Boudin and not Creole shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the reinsurer under the Transferable Boudin Reinsurance Agreements.

(e) No Effect on Aggregate Limits of Liability. For the avoidance of doubt, it is understood and agreed that the aggregate liability of Creole and Boudin, taken together, under the Existing Reinsurance Agreements (or any of them) is not intended to be, and shall be deemed not to be, increased by implementation of this Agreement. In particular, and without limitation, to the extent that any Transferable Creole Reinsurance Agreement (or Transferable Boudin Reinsurance Agreement) contains an aggregate limit of liability, that aggregate limit of liability shall, after the Assumption Time, apply as a single, joint aggregate limit of liability as between (i) the resulting Novated Reinsurance Agreement and (ii) the portions of the Transferable Creole Reinsurance Agreement (or Transferable Boudin Reinsurance Agreement) that are retained pursuant to Section 2(b) (or Section 2(d)) above. Neither Creole or Boudin shall have any further liability under a Novated Reinsurance Agreement upon actual exhaustion by payment of the single, joint aggregate limit of liability thereunder; provided, however, that each of Creole and Boudin agree that the Company may determine the order in which any such single, joint aggregate limit of liability may be payable by each of them under such Novated Reinsurance Agreement, and provided further that (x) neither Creole or Boudin may refuse to pay any amount due to the Company on the basis of any claim or contention that in determining the order in which such limits are to be paid thereunder, the Company has not acted in good faith or has acted improperly, and (y) neither Creole nor Boudin may assert any such claim or contention as a defense to liability or payment or otherwise.

3. Collateral.

(a) Boudin LOC.

(i) Boudin (including for purposes of this Section 3, and if MII and Boudin so elect, MII on Boudin’s behalf) will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, an irrevocable letter of credit (the “Boudin LOC”) in an amount of $696.00 (which amount shall be less than the aggregate amount of the Existing Collateral), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit in writing from time to time. The Boudin LOC shall secure the Go-Forward Boudin Obligations.

(ii) The Boudin LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the Boudin LOC’s anniversary date. If the Company permits Boudin to provide collateral in a form other than the Boudin LOC, Boudin shall provide such collateral in an amount and form acceptable to the Company.

(iii) Boudin shall continue to provide the Boudin LOC (or other collateral acceptable to the Company) as security for payment of the Go-Forward Boudin Obligations, until the Company determines that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the Boudin LOC, the Company shall have the right to require Boudin to replace the Boudin LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(iv) The Company shall have the right to draw against the Boudin LOC and/or other collateral solely (a) in accordance with the terms of the applicable Wholly Retained Boudin Reinsurance Agreement or Novated-to-Boudin Reinsurance Agreement, as the case may be, and/or as required and permitted by the laws and regulations of the Commonwealth of Pennsylvania, or (b) in the event that a notice of nonrenewal is received pursuant to the evergreen clause.

(v) Annually, the Company shall review and redetermine the amount of the Go-Forward Boudin Obligations and the amount of collateral security required pursuant to this Agreement. At such time, MII will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of MII. MII will provide any needed increases in the amount of the Boudin LOC (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request for any additional required amount of the Boudin LOC. The Company will effect any decreases in the amount of the Boudin LOC (and/or other collateral) promptly, provided that Boudin is not in breach of any of its obligations under this Agreement or the Existing Reinsurance Agreements as transferred and novated hereunder and MII is not in breach of any of its obligations to the Company under the ALAA.

(b) Creole LOC.

(i) Creole (including for purposes of this Section 3, and if B&W and Creole so elect, B&W on Creole’s behalf) will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, an irrevocable letter of credit (the “Creole LOC”) in an amount of $4,171,230.00 (which amount shall be less than the aggregate amount of the Existing Collateral), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit in writing from time to time. The Creole LOC shall secure the Go-Forward Creole Obligations.

(ii) The Creole LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the Creole LOC’s anniversary date. If the Company permits Creole to provide collateral in a form other than the Creole LOC, Creole shall provide such collateral in an amount and form acceptable to the Company.

(iii) Creole shall continue to provide the Creole LOC (or other collateral acceptable to the Company) as security for payment of the Go-Forward Creole Obligations, until the Company determines that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the Creole LOC, the Company shall have the right to require Creole to replace the Creole LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(iv) The Company shall have the right to draw against the Creole LOC and/or other collateral solely (a) in accordance with the terms of the applicable Wholly Retained Creole Reinsurance Agreement or Novated-to-Creole Reinsurance Agreement, as the case may be, and/or as required and permitted by the laws and regulations of the Commonwealth of Pennsylvania, or (b) in the event that a notice of nonrenewal is received pursuant to the evergreen clause.

(v) Annually, the Company shall review and redetermine the amount of the Go-Forward Creole Obligations and the amount of collateral security required pursuant to this Agreement. At such time, B&W will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of B&W. B&W will provide any needed increases in the amount of the Creole LOC (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request for any additional required amount of the Creole LOC. The Company will effect any decreases in the amount of the Creole LOC (and/or other collateral) promptly, provided that Creole is not in breach of any of its obligations under this Agreement or the Existing Reinsurance Agreements as transferred and novated hereunder and B&W is not in breach of any of its obligations to the Company under the ALAA.

(c) Existing Security Agreements; Substituted Collateral. Notwithstanding anything in any Existing Reinsurance Agreement or any Existing Security Agreement to the contrary, the Company shall release the Existing Collateral (including, without limitation, providing the necessary directions to issuing banks of letters of credit, trustees of reinsurance trusts, and/or similar third parties) upon receipt of the Substituted Collateral as set forth in Section 3(a)(i) and 3(b)(i), and the Parties shall take all actions and execute any documents necessary to terminate the Existing Security Agreements.

(d) Adjustments of Funds Withheld. To the extent that the Company has retained funds of Creole or Boudin as funds withheld under any Existing Reinsurance Agreement (including, without limitation, by allocating reinsurance premium or other funds of the reinsurers to claim payment funds held by ESIS), such funds shall continue to be maintained following the transactions contemplated by this Agreement. If the Company desires to effect a one-time reallocation of such funds withheld as between Creole and Boudin as a result of the transactions contemplated by this Agreement, it shall provide notice of such reallocation as promptly as possible after the Assumption Time, but in any event on or prior to October 1, 2010, and Creole and Boudin shall accept the Company’s determination of the amount of such reallocation.

4. Existing Collateral. The Substituted Collateral required to be provided by Creole and Boudin hereunder shall, except to the extent provided otherwise in this Agreement, be subject to all of the terms and conditions applicable to the Existing Collateral pursuant to the Existing Reinsurance Agreements to the same extent that such terms and conditions applied to the Existing Collateral thereunder.

5. Allocation.

(a) Company Designations. The Company’s determination as to whether an obligation is a Go-Forward Boudin Obligation or a Go-Forward Creole Obligation (a “Company Designation”) shall be binding on Creole and Boudin, and they shall not delay, or make any deduction with respect to, their payment or other response to such obligation on account of any disagreement with such determination, provided, however, that such payment or other response shall not be construed as prejudicial to either Party in any dispute between Creole and Boudin with respect to any such Company Designation.

(b) Disputes. Any dispute or disagreement between Creole and Boudin with respect to the correctness of a Company Designation shall be resolved pursuant to Article V of the Master Separation Agreement by MII on behalf of Boudin and B&W on behalf of Creole; provided, that (i) the Company will not be made a party to any arbitration proceeding arising from such dispute or disagreement, but may be called as a witness; (ii) any reasonable costs incurred by the Company in respect of any such arbitration proceeding will be fully reimbursed to the Company promptly following receipt of a reimbursement demand from the Company; (iii) under no circumstances will MII or B&W or Creole or Boudin, as a result of such arbitration proceeding, require the Company to return any amount received by the Company pursuant to a prior Company Designation, whether such amount was received as a result of the Company’s draw against security posted for its benefit or otherwise, and (iv) the Company shall comply with the allocation or other resolution of such dispute.

6. Billing. On and after the Effective Date, the Company will (in each case in accordance with the billing procedures set forth in the applicable Existing Reinsurance Agreement)

(a) bill Creole directly for such of the Go-Forward Creole Obligations as are then due and payable, and provide Creole with appropriate reports and accounting with respect to such obligations; and

(b) bill Boudin directly for such of the Go-Forward Boudin Obligations as are then due and payable, and provide Boudin with appropriate reports and accounting with respect to such obligations.

7. Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated except by a written instrument signed by each Party.

8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned or conveyed by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

9. No Waiver. The failure or refusal by any Party to exercise any rights granted hereunder shall not constitute a waiver of such rights or preclude the subsequent exercise thereof, and no oral communication shall be asserted as a waiver of any such rights hereunder unless such communication shall be confirmed in a writing plainly expressing an intent to waive such rights and signed by the Party against whom such waiver is asserted.

10. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties and other Persons signatory hereto transmitted by facsimile shall be deemed to be their original signatures for all purposes.

11. No Third Party Beneficiary. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless otherwise specifically granted hereunder.

12. Parties’ Representations. As of the Effective Date, each of the Parties expressly represents on its own behalf: (a) it is an entity in good standing in its jurisdiction of organization; (b) it has all requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder; (c) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary corporate or other action; (d) this Agreement, when duly executed and delivered by it, and subject to the due execution and delivery hereof by the other Parties, will be a valid and binding obligation of it, enforceable against it, its successors and permitted assigns, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles; (e) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (i) violate any provision of its Organizational Documents, (ii) violate any applicable order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against it, or binding upon it, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon it as of the date hereof, or (iii) violate any agreement, contract, obligation, promise or undertaking that is legally binding and to which it is a party or by which it is bound; and (f) the signatory hereto on behalf of it is duly authorized and legally empowered to enter into this Agreement on its behalf.

13. Notices. Any and all notices, requests, approvals, authorizations, consents, instructions, designations and other communications that are required or permitted to be given pursuant to this Agreement shall be in writing and may be given either by personal delivery, first class prepaid post (airmail if to another country) or by internationally recognized overnight delivery service to the following address, or to such other address and recipient as such Party may have notified in accordance with the terms of this section as being its address or recipient for notification for the purposes of this Agreement:

If to the Company	ACE American Insurance Company 225 E. John Carpenter Freeway, Suite 1300 Irving, TX 75062
	Attention:	Underwriting Manager ACE Risk Management

	Telephone:	(972) 465.7500
	Facsimile:	(972) 465.7826

If to Boudin:	Boudin Insurance Company, Ltd., c/o McDermott International, Inc. 757 N. Eldridge Parkway Houston, Texas 77079
	Attention:	VP and Chief Risk Officer (with copy to General Counsel)

	Telephone:	281-870-5785
	Telecopier:	281-870-5923
	Electronic Mail:	twoodard@mcdermott.com

with a copy to:
Boudin Insurance Company, Ltd. Cedar House 41 Cedar Avenue P.O. Box HM 1838 Hamilton HM HX Bermuda Bermuda Fax (441) 295-3982
	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

If to any MII Entity:	McDermott International, Inc. 757 N. Eldridge Parkway Houston, Texas 77079
	Attention:	VP and Chief Risk Officer (with copy to General Counsel)

	Telephone:	281-870-5785
	Telecopier:	281-870-5923
	Electronic Mail:	twoodard@mcdermott.com

If to Creole:	Creole Insurance Company, Ltd.

Prior to the Separation:

Creole Insurance Company, Ltd., c/o Babcock & Wilcox Holdings, Inc. 800 Main Street Lynchburg, Virginia 24504
	Attention:	Director, Risk Management (with copy to General Counsel)
	Telephone:	434-522-6800

with a copy to:
McDermott International, Inc. 777 N. Eldridge Parkway Houston, Texas 77079
	Attention:	Director, Risk Management (with copy to General Counsel)

with an additional copy to:
Creole Insurance Company, Ltd. Cedar House 41 Cedar Avenue P.O. Box HM 1838 Hamilton HM HX Bermuda Bermuda Fax (441) 295-3982
	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

On and After the Separation:

The Babcock & Wilcox Company The Harris Building 13024 Ballantyne Corporate Place, Suite 700 Charlotte, North Carolina
	Attention:	Director, Risk Management (with copy to General Counsel)

with a copy to:
Creole Insurance Company, Ltd. Cedar House 41 Cedar Avenue P.O. Box HM 1838 Hamilton HM HX Bermuda Bermuda Fax (441) 295-3982
	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

If to any B&W Entity:	Prior to the Separation:

Babcock & Wilcox Holdings, Inc. (f/k/a The Babcock & Wilcox Company) 800 Main Street Lynchburg, Virginia 24504
	Attention:	Director, Risk Management (with copy to General Counsel)
	Telephone:	434-522-6800

with a copy to:
McDermott International, Inc. 777 N. Eldridge Parkway Houston, Texas 77079
	Attention:	Director, Risk Management (with copy to General Counsel)

	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

On and After the Separation:

The Babcock & Wilcox Company The Harris Building 13024 Ballantyne Corporate Place, Suite 700 Charlotte, North Carolina
	Attention:	Director, Risk Management (with copy to General Counsel)

Any notice or communication to any Person shall be deemed to be received by that Person:

(A) upon personal delivery; or

(B) upon receipt if sent by mail or courier.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to those provisions concerning conflicts of laws that would result in the application of the laws of any other jurisdiction.

15. Entire Agreement. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG ALL OF THE PARTIES WITH RESPECT TO THE TRANSFERS, ASSUMPTIONS, AND NOVATIONS DESCRIBED HEREIN AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS AND UNDERSTANDINGS, BOTH WRITTEN AND ORAL, WITH RESPECT TO SUCH TRANSFERS, ASSUMPTIONS, AND NOVATIONS. SOLELY FOR INTERPRETATION PURPOSES, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT IS INTENDED TO BE READ TOGETHER WITH THE ALAA.

16. Dispute Resolution.

(a) For dispute resolution purposes as between Creole and Boudin, and all disputes between Creole and Boudin arising out of this Agreement, including without limitation as to whether a given obligation is a Go-Forward Creole Obligation or a Go-Forward Boudin Obligation, shall be resolved in accordance with the procedures set forth in the Master Separation Agreement (provided, however, that until the Master Separation Agreement is executed and delivered by all parties thereto, the reference to such agreement in this Section 16(a) shall be deemed to refer to the draft thereof dated as of April 28, 2010).

(b) As between the Company on the one hand and Creole and/or Boudin, on the other hand, all disputes arising hereunder shall be resolved in accordance with the arbitration provisions of the most recent Existing Reinsurance Agreement. In any such arbitration, the entity named in the applicable Company Designation shall be the party formally opposed to the Company, but the other of Boudin or Creole shall have right to associate effectively in the defense and/or prosecution of such arbitration.

17. Severability. If any term or other provision of this Agreement or the Exhibits attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

18. Rules of Construction. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. No provision of this Agreement shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be legally bound hereby have executed this Agreement, by their duly authorized representatives.

ACE AMERICAN INSURANCE COMPANY

By:	/S/ LAURA VEST
Printed Name:	Laura Vest
Title:	Vice President

CREOLE INSURANCE COMPANY, LTD.

By:	/S/ BENJAMIN H. BASH
Benjamin H. Bash
Assistant Secretary

BOUDIN INSURANCE COMPANY, LTD.

By:	/S/ LIANE K. HINRICHS
Liane K. Hinrichs
Assistant Secretary

Consented to for Purposes of Section 3:

MCDERMOTT INTERNATIONAL INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Senior Vice President

BABCOCK & WILCOX HOLDINGS, INC.

By:	/S/ MICHAEL S. TAFF
Name:	Michael S. Taff
Title:	Senior Vice President

EXHIBIT I – B&W ENTITIES

See Schedule 1.1(a) and Schedule 1.1(c) attached hereto. No B&W Entity listed on Schedule

1.1(a) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy or Existing Reinsurance Agreement solely by virtue of being listed on such Schedule 1.1(a).

Schedule 1.1(a) B&W FORMER

Reference ID	Name
333	Ahahsain Hudson Heat Transfer Co. Ltd.
398	Advanced Refractory Technologies, Inc.
A.M. Lockett & Co., Limited
Amcermet Corporation
924	ASEA Babcock
235	Ash Acquisition Company
326	B & W Clarion, Inc.
574	B&W Ebensburg Pa., Inc.
460	B&W Energy Investments, Inc.
383	B&W Fort Worth Power, Inc.
950	B&W Fuel Company
535	B&W Fuel, Inc.
922	B&W Mexicana, S.A. de C.V.
9991	B&W North Branch G.P., Inc.
9990	B&W North Branch L.P., Inc.
537	B&W Nuclear Service Company
960	B&W Nuclear Service Company
536	B&W Nuclear, Inc.
586	B&W Saba, Inc.
591	B&W Service Company
579	B&W SOFC G.P., Inc.
578	B&W SOFC L.P., Inc.
381	B&W Special Projects, Inc.
569	B&W Triso Corporation
B&W Tubular Products Limited
573	B&W/OHM Weldon Spring, Inc.
212	Babcock & Wilcox Asia Investment Co., Inc.
115	Babcock & Wilcox Asia Limited
533	Babcock & Wilcox Canada Leasing Ltd.
503	Babcock & Wilcox Canada Ltd.
215	Babcock & Wilcox China Investment Co., Inc.
594	Babcock & Wilcox do Brasil Limitada
528	Babcock & Wilcox do Brasil Participacoes Limitada
206	Babcock & Wilcox Egypt SAE

169	Babcock & Wilcox Fibras Ceramicas Limitada
519	Babcock & Wilcox Finance, Inc.
557	Babcock & Wilcox Foreign Sales Corporation
175	Babcock & Wilcox Gama Kazan Teknolojisi A.S.
552	Babcock & Wilcox General Contracting Company
565	Babcock & Wilcox Government Services Company
395	Babcock & Wilcox HRSG Company
Babcock & Wilcox Industries, Ltd.
531	Babcock & Wilcox International Sales Corporation
549	Babcock & Wilcox International Sales Corporation
342	Babcock & Wilcox Investment Company
305	Babcock & Wilcox Jonesboro Power, Inc.
2007	Babcock & Wilcox Nevada, LLC
Babcock & Wilcox Refractories Limited
323	Babcock & Wilcox Salt City Power, Inc.
543	Babcock & Wilcox Services, Inc.
322	Babcock & Wilcox Tracy Power, Inc.
314	Babcock & Wilcox Victorville Power, Inc.
727	Babcock & Wilcox Volund France SAS
315	Babcock PFBC, Inc.
559	Babcock Southwest Construction Corporation
945	Babcock-Brown Boveri Reaktor GmbH
936	Babcock-Ultrapower Jonesboro
937	Babcock-Ultrapower West Enfield
951	Bailey Beijing Controls Co., Ltd.
516	Bailey Controls Australia Pty. Limited
517	Bailey Controls International Sales & Services Company, Inc.
954	Bailey Controls Jordan for Process Controls Services, Ltd.
563	Bailey Controls Sales & Service (Australia) Pty. Limited
564	Bailey Controls Sales & Services Canada Inc.
561	Bailey do Brasil Instrumentos Industriais Limitada
114	Bailey International, Inc.
923	Bailey Japan Company Limited
542	Bailey Meter and Controls Company
Bailey Meter Company
562	Bailey Meter Co. (Japan) Ltd.
Bailey Meter Company Limited
Bailey Meter GmbH

646	Brick Insurance Company, Ltd.
590	BWXT Protec, Inc.
C.C. Moore & Company Engineers
511	Ceramatec G.P., Inc.
510	Ceramatec SOFC, Inc.
329	Clarion Energy, Inc.
328	Clarion Power Company
321	Conam Nuclear, Inc.
Control Components France
514	Control Components Italy S.R.L.
Control Components, Inc. (California)
Control Components, Inc. (Delaware)
948	Control Components Japan
1914	CTR Solutions, LLC
545	Detroit Broach & Machine Corporation
551	Diamond Blower Company Limited
Diamond Canapower Ltd.
518	Diamond Power Importacao e Exportacao Ltda.
144	Diamond Power Korea Inc.
526	Diamond Power Specialty (Japan) Ltd.
558	Diamond Power Specialty (Proprietary) Limited
546	Diamond Power Specialty Corporation (Delaware)
Diamond Power Speciality Corporation (Ohio)
529	Diamond Power Specialty GmbH
Diescher Tube Mills, Inc.
332	Ebensburg Energy, Inc.
397	Ejendomsaktieselskabet Falkevej2
961	Enserch Environmental Management Company, Inc.
968	EPC Business Trust
919	Especialidades Termomecanicas, S.A. de C.V.
550	Ferry-Diamond Engineering Company Limited
928	Fibras Ceramicas C.A.
509	Fibras Ceramicas, Inc.
547	Globe Steel Tubes Corporation
Greer Land Co.
Holmes Insulations Limited
124	Hudson Heat Transfer International, Inc.
1955	Hudson HEI Pty. Ltd.

914	Hudson Northern Industries Inc.
125	Hudson Products Aktiebolag
567	Hudson Products Corporation (1)
902	Hudson Products de Mexico, S.A. de C.V.
1907	Integran Technologies Inc.
461	International Disarmament Corporation
941	Isolite Babcock Refractories Company, Ltd.
927	Isolite Eastern Union Refractories Co., Ltd.
920	KBW Gasification Systems, Inc.
512	LT Produkter i Skutskar AB
938	Maine Power Services
345	McDermott Heat Transfer Company
344	McDermott Productos Industriales de Mexico, S.A. de C.V.
946	Medidores Bailey, S.A. de C.V.
942	Morganite Ceramic Fibres Limited
943	Morganite Ceramic Fibres Pty. Limited
944	Morganite Ceramic Fibres S. A.
National Drill & Manufacturing Co.
544	National Ecology (Alabama) Incorporated
575	National Ecology (Utah) Incorporated
976	Nooter/Eriksen - Babcock & Wilcox, L.L.C.
933	North American CWF Partnership
9989	North Branch Power Company L.P.
971	North County Operations Associates
Nuclear Materials and Equipment Corporation
958	Olin Pantex Inc.
1153	P. T. Heat Exchangers Indonesia
934	Palm Beach Energy Associates
Piedmont Tool Machine Company
576	Power Computing Company
581	Power Systems Sunnyside Operations GP, Inc.
583	Power Systems Sunnyside Operations LP, Inc.

(1) a Delaware Corporation
905	PowerSafety International, Inc.
508	Productos de Caolin, Inc.
577	PSO Caribbean, Inc.
1980	Savannah River Alliance LLC

2008	Savannah River Tactical Services LLC
984	SOFCo L.P.
932	South Point CWF
556	Sunland Construction Co., Inc.
988	Sunnyside Cogeneration Associates
582	Sunnyside II, Inc.
992	Sunnyside II, L.P
303	Sunnyside III, Inc.
993	Sunnyside Operations Associates L.P.
571	Termobloc Industria E Comercio Ltda.
953	Thermax Babcock & Wilcox Limited
502	TLT-Babcock, Inc.
570	Triso
1152	W.E. Smith Hudson Pty. Ltd.
548	W. F. and John Barnes Company

Schedule 1.1(c)

B&W CURRENT

Reference ID	Name
553	Americon Equipment Services, Inc.
554	Americon, Inc.
732	Applied Synergistics, Inc.
127	B&W de Panama, Inc.
532	Babcock & Wilcox Canada Ltd.
1570	Babcock & Wilcox China Holdings, Inc.
555	Babcock & Wilcox Construction Co., Inc.
2011	Babcock & Wilcox de Monterrey, S.A. de C.V.
1571	Babcock & Wilcox Denmark Holdings, Inc.
327	Babcock & Wilcox Ebensburg Power, Inc.
302	Babcock & Wilcox Equity Investments, Inc.
1965	Babcock & Wilcox Holdings, Inc.
2028	Babcock & Wilcox India Holdings, Inc.
598	Babcock & Wilcox India Private Limited
126	Babcock & Wilcox International Investments Co., Inc.
530	Babcock & Wilcox International Sales and Service Corporation
541	Babcock & Wilcox International, Inc.
380	Babcock & Wilcox Investment Company
2010	Babcock & Wilcox Modular Nuclear Energy LLC
1974	Babcock & Wilcox Nuclear Operations Group, Inc.
1967	Babcock & Wilcox Nuclear Energy, Inc.	(formerly Babcock & Wilcox Nuclear Power Generation Group, Inc.
2018	Babcock & Wilcox Nuclear Services (U.K.) Limited
500	Babcock & Wilcox Power Generation Group, Inc.
1961	Babcock & Wilcox Technical Services (U.K.) Limited
1970	Babcock & Wilcox Technical Services Clinch River, LLC
572	Babcock & Wilcox Technical Services Group, Inc.	(formerly BWXT Services, Inc.)
587	Babcock & Wilcox Technical Services Savannah River Company	(formerly BWXT Savannah River Company)
599	Babcock & Wilcox Volund A/S	(formerly Babcock & Wilcox Volund ApS)
2000	BCE Parts Ltd.
596	BWX Technologies, Inc.
580	BWXT Federal Services, Inc.
589	BWXT Hanford Company
382	BWXT of Idaho, Inc.
592	BWXT of Ohio, Inc.

1576	BWXT Washington, Inc.
189	Creole Insurance Company, Ltd.
1988	Delta Power Services, LLC
766	Diamond Operating Co., Inc.
1572	Diamond Power Australia Holdings, Inc.
1984	Diamond Power Central & Eastern Europe s.r.o.
1573	Diamond Power China Holdings, Inc.
521	Diamond Power do Brasil Limitada
1574	Diamond Power Equity Investments, Inc.
525	Diamond Power Finland OY
504	Diamond Power Germany GmbH	(formerly Diamond Power - Sturm GmbH)
597	Diamond Power International, Inc.
949	Diamond Power Machine (Hubei) Co., Inc.
1908	Diamond Power Services S.E.A. Ltd.
522	Diamond Power Specialty (Proprietary) Limited
523	Diamond Power Specialty Limited
524	Diamond Power Sweden AB
1990	DPS Berkeley, LLC
1997	DPS Cadillac, LLC
1995	DPS Florida, LLC
1993	DPS Gregory, LLC
1996	DPS Lowell Cogen, LLC
1992	DPS Mecklenburg, LLC
1991	DPS Michigan, LLC
1994	DPS Mojave, LLC
1998	DPS Sabine, LLC
278	Gumbo Insurance Company, Ltd.
2003	Intech International Inc.
2002	Intech, Inc.
2001	Ivey-Cooper Services, L.L.C.
1968	Marine Mechanical Corporation
540	National Ecology Company
2005	NFS Holdings, Inc.
2004	NOG-Erwin Holdings, Inc.
501	North County Recycling, Inc.
2006	Nuclear Fuel Services, Inc.
1989	O&M Holding Company
707	P. T. Babcock & Wilcox Asia

534	Palm Beach Resource Recovery Corporation
560	Power Systems Operations, Inc.
568	Revloc Reclamation Service, Inc.
2013	Servicios de Fabricacion de Valle Soleado, S.A. de C.V.
2012	Servicios Profesionales de Valle Soleado, S.A. de C.V.
767	SOFCo - EFS Holdings LLC
2029	The Babcock & Wilcox Company

EXHIBIT II - EXISTING REINSURANCE AGREEMENTS

See Attached.

Name of Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Effective Date of Agreement
Reinsurance Agreement (agreement # 22004)	Creole Insurance Company, Ltd.	Insurance Company of North America	McDermott Incorporated Et AI.			6/1/1975		mcdermott
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1977	WC only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1977	Auto & GL only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	INA of Texas			4/1/1978	WC only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1978	Auto & GL only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	INA of Texas			4/1/1979	WC only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	INA of Texas			4/1/1979	Auto & GL only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	INA of Texas			4/1/1980	WC only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	INA of Texas			4/1/1980	Auto & GL only	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1982	Various other issuing companies included	vm
Addendum Number Five to Reinsurance Agreement effective 4/1/1982	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1983	Various other issuing companies included	vm
Addendum Number Six to Reinsurance Agreement effective 4/1/1982	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1984	Various other issuing companies included	vm
Addendum Number Seven to Reinsurance Agreement effective 4/1/1982	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1985	Various other issuing companies included	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1986	Various other issuing companies included	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1987	Various other issuing companies included; Amended to include CIGNA Insurance Company	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	CIGNA Insurance Company				4/1/1987	Excess Liability	tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1988	Various other issuing companies included; for Auto, WC and GL	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	CIGNA Insurance Company				4/1/1988	for Excess Liability policy	vm
Trust Agreement	Creole Insurance Company, Ltd.	Pacific Employers Insurance Company	Morgan Guaranty Trust Company of New York			6/24/1988		vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1989	Various other issuing companies included	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1990	Various other issuing companies included; for Auto, WC and GL	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1990	for Maritime policy	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	CIGNA Insurance Company				4/18/1990		tf
Reinsurance Agreement - Addendum I	Creole Insurance Company, Ltd.	CIGNA Insurance Company				4/19/1990		tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1991	Various other issuing companies included; for Auto, WC and GL	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America				4/1/1991	for Maritime policy	vm
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	Pacific Employers Insurance Company			4/1/1992		cp
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	Pacific Employers Insurance Company			4/1/1993		cp
Reinsurance Agreement	Creole Insurance Company, Ltd.	Insurance Company of North America	Pacific Employers Insurance Company			4/1/1994		cp
Reinsurance Agreement	Creole Insurance Company, Ltd.	CIGNA Insurance Company of Texas				4/1/1994		tf
Workers Compensation Residual Market Assessments Captive Programs	Creole Insurance Company, Ltd.	CIGNA Insurance Company of Texas				4/1/1994		tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	CIGNA Insurance Company				4/1/1995		cp
Agreement for Workers Compensation Residual Market Assessments Captive Programs	Creole Insurance Company, Ltd.	CIGNA Insurance Company				4/1/1995		cp
Reinsurance Agreement	Creole Insurance Company, Ltd.	CIGNA Insurance Company	Indemnity Insurance Company of North America	CIGNA Insurance Company of Canada		4/1/1995		cp
Reinsurance Agreement	Creole Insurance Company, Ltd.	Bankers Standard Insurance Company				4/1/1995		tf
Workers Compensation Residual Market Assessments 1995 Captive Programs	Creole Insurance Company, Ltd.	Bankers Standard Insurance Company				4/1/1995		tf
Reinsurance Agreement	Creole Insurance Company, Ltd.	Indemnity Insurance Co. of N.A.	CIGNA Insurance Company	CIGNA Insurance Company of Canada		4/1/1995	Addendum 1 effective 4/1/96	dc
Addendum I to Reinsurance Agreement	Creole Insurance Company, Ltd.	Indemnity Insurance Company of North America	CIGNA Insurance Company	CIGNA Insurance Company of Canada		4/1/1996		cp
Reinsurance Agreement	Creole Insurance Company, Ltd.	Indemnity Insurance Co. of N.A.	CIGNA Insurance Company	CIGNA Insurance Company of Canada	Pacific Employers Insurance Company	4/1/1997	Addendum 2 effective 4/1/97	dc

EXHIBIT III - MII ENTITIES

See Schedule 1.1(b) and Schedule 1.1(j) attached hereto. No MII Entity listed on Schedule 1.1(b) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy or Existing Reinsurance Agreement solely by virtue of being listed on such Schedule 1.1(b).

Schedule 1.1(b)

MII FORMER

Reference ID
947	Arabian General Contracting Company
911	Arabian Petroleum Marine Construction Company
8000	Associated Pipe Line Contractors, Inc.
117	Badya Builders, Inc.
242	Beheer-en Beleggingsmaatschappij Belesa B.V.
9996	BJA-Mentor Production Systems Limited
164	Brown & Root McDermott Fabricators Limited
277	Cayenne Insurance Company, Ltd.
629	CCC Fabricaciones y Construcciones S.A. de C.V.
940	Construcciones Maritimas Mexicanas, S.A. de C.V.
952	Davy McDermott Limited
921	DB/McDermott Company
1952	Deep Gulf Contractors LLC
171	Deep Sea Divers Australia Pty. Limited
Dick Evans, Inc.
997	ETPM International (UK) Limited
955	ETPM International S.A.S.
999	Far East Vessels, Inc.
108	First Emirates Trading Corporation
Harvey Lumber & Supply Company
174	Heavy Lift Chartering, Inc.
935	HeereMac v.o.f.
956	Heerema-McDermott (Aust.) Pty. Ltd.
190	Honore Insurance Company, Ltd.
917	Initec, Astano y McDermott International Inc., S.A.
Ingenieria Petrolera Maritima, S.A. de C.V.
Iranian Marine Contractors, Inc.
102	J. Ray McDermott & Co. (Nederland) B.V.
150	J. Ray McDermott (Aust.) Pty. Ltd.
151	J. Ray McDermott (U.K.) Inc.
350	J. Ray McDermott (Venezuela) C.A.
325	J. Ray McDermott Arctic Ltd.
307	J. Ray McDermott Gulf Contractors, Inc. (formerly the Early Company)

394	J. Ray McDermott International Services (No. 1) Limited
101	J. Ray McDermott International Services Limited
152	J. Ray McDermott London, Ltd.
641	J. Ray McDermott Marine Construction AS
1125	J. Ray McDermott Newfoundland, Ltd.
871	J. Ray McDermott Offshore Chartering (U.S.), Inc.
372	J. Ray McDermott Properties, Inc.
238	J. Ray McDermott Underwater Services, Inc.
603	J. Ray McDermott Venture Holdings (U.S.), Inc.
153	Jaramac Associated Services, Ltd.
Jaramac Petroleum (U.K.) Limited
Khafji Contractors, Inc.
166	Khor Contractors, Inc.
903	KME a.s.
324	Lan-Dermott, S.A. de C.V.
202	Madock Shipyard Company, Ltd.
203	Macshelf Marine Construction Company, Ltd.
106	Mandato Pty. Limited
360	Marine Contractors, Inc.
146	McAntille, N.V.
168	McDermott - ETPM V.O.F.
158	McDermott (Holland) B.V.
304	McDermott (Nigeria) Limited
245	McDermott Acquisition Company, Inc.
972	McDermott APG Services Limited
352	McDermott Azerbaijan Pipelines, Inc.
156	McDermott Azerbaijan, Inc.
351	McDermott Central & Eastern Europe, Inc.
McDermott de Mexico, S.A. de C.V.
118	McDermott Denmark ApS
464	McDermott Energy Services, Inc.
178	McDermott Engineering (Europe) Limited
McDermott Enterprises France, S.A.
128	McDermott Europe Marine Services, Ltd.
313	McDermott Industries, Inc.
354	McDermott Inland Services, Inc.
201	McDermott International Asset Management, Ltd.
343	McDermott International Aviation, Inc.

346	McDermott International Aviation, Inc.	(formerly McDermott International Aviation Co., Inc.)
McDermott International (Deutschland) GmbH
237	McDermott International Engineering & Construction Co., Ltd.
139	McDermott International Engineering Investments N.V.
121	McDermott International General Services, Inc.
123	McDermott International Marine Services, Inc.
236	McDermott International Marketing, Inc.
143	McDermott Marine UK Limited
462	McDermott Marketing Services, Inc.
103	McDermott Middle East Trading, Ltd.
172	McDermott Neutral Zone, Inc.
McDermott Norway, Inc.
McDermott Petroleum (Iran), Inc.
105	McDermott Sakhalin, Inc.
347	McDermott Shipbuilding, Inc.
111	McDermott Singapore Pte. Ltd.
221	McDermott Submarine Cable Ltd.
1951	McDermott Submarine Cable Systems Limited
205	McDermott Subsea Constructors Limited
110	McDermott Transition Co., Inc.
McDermott UAR, Inc.
184	McDermott West Indies Company
187	McDermott-ETPM (Norway), Inc.
998	McDermott-ETPM (UK) Limited
963	McDermott-ETPM B.V.
161	McDermott-ETPM East B.V.
167	McDermott-ETPM East N.V.
964	McDermott-ETPM N.V.
965	McDermott-ETPM S.A.
962	McDermott-ETPM West, Inc.
104	Menck GmbH
463	Mentor Engineering Consultants Limited
131	MIMCO, Inc.
908	MMC-McDermott Engineering Sdn. Berhad
317	Mofco N.V.
129	NOLA, Servicos E Participacoes Ltda.
141	Northern Marine Services, Inc.
107	Oceanic Red Sea Company

620	Offshore Angola, Ltd.
632	Offshore Energy Capital Corporation
622	Offshore Hyundai International Limited
630	Offshore Hyundai International, Ltd.
210	Offshore Marine Chartering N.V.
610	Offshore Petroleum Divers, Inc.
614	Offshore Pipelines (Mauritius) Ltd.
616	Offshore Pipelines Far East Limited
617	Offshore Pipelines International Gulf E.C.
633	Offshore Power Generation Ltd.
635	Offshore Production Vessels, Ltd.
615	OPI Offshore Netherlands Holding B.V.
611	OPI Sales & Service Corporation
628	OPI Towing & Supply, L.L.C.
624	OPMI, E.C.
613	P. T. Armandi Pranaupaya
850	Panama Offshore Chartering Company 1, Inc.
859	Panama Offshore Chartering Company 10, Inc.
860	Panama Offshore Chartering Company 11, Inc.
861	Panama Offshore Chartering Company 12, Inc.
862	Panama Offshore Chartering Company 13, Inc.
863	Panama Offshore Chartering Company 14, Inc.
864	Panama Offshore Chartering Company 15, Inc.
865	Panama Offshore Chartering Company 16, Inc.
866	Panama Offshore Chartering Company 17, Inc.
867	Panama Offshore Chartering Company 18, Inc.
868	Panama Offshore Chartering Company 19, Inc.
851	Panama Offshore Chartering Company 2, Inc.
869	Panama Offshore Chartering Company 20, Inc.
870	Panama Offshore Chartering Company 21, Inc.
852	Panama Offshore Chartering Company 3, Inc.
853	Panama Offshore Chartering Company 4, Inc.
854	Panama Offshore Chartering Company 5, Inc.
855	Panama Offshore Chartering Company 6, Inc.
856	Panama Offshore Chartering Company 7, Inc.
857	Panama Offshore Chartering Company 8, Inc.
858	Panama Offshore Chartering Company 9, Inc.
154	Panama Offshore Chartering Company, Inc.

990	Personal Administrativo de Vera Cruz, S.A. de C.V.
991	Personal Ejecutivo de Veracruz, S.A. de C.V.
645	Pirogue Insurance Company, Ltd.
981	Sakhalin Energy Investment Company, Ltd.
384	Samburg Holdings, Inc.
109	Sharman, Allen, Gay & Taylor, S.A.
989	Tallares Navales del Golfo, S.A. de C.V.
The Evelyn Kay Company
The Roger Thomas Company
The Rosalie E. Company
The Walter E. Company
634	TL Marine Sdn. Bhd.
621	TL Offshore Sdn. Bhd.
926	Topside Contractors of Newfoundland
925	Topside Contractors of Newfoundland, Ltd.
642	U.S. Offshore Chartering
918	Universal Fabricators Incorporated
980	US Shipbuilding Corporation, Inc.
318	Wagley, Inc.

Schedule 1.1(j)

MII - CURRENT

CURRENT Reference ID	Name
873	Barmada McDermott (L) Limited
1953	Barmada McDermott Sdn. Bhd.
276	Boudin Insurance Company, Ltd.
939	Caspian Offshore Fabricators LLC
116	Chartering Company (Singapore) Pte. Ltd.
142	Eastern Marine Services, Inc.
249	Global Energy - McDermott Limited
140	Hydro Marine Services, Inc.
649	International Vessels Ltd.
148	J. Ray McDermott (Aust.) Holding Pty. Limited
1982	J. Ray McDermott (Caspian), Inc.	(formerly J. Ray McDermott Diving International, Inc.)
243	J. Ray McDermott (Nigeria) Ltd.
2025	J. Ray McDermott (Norway), AS
1237	J. Ray McDermott (Qingdao) Pte. Ltd.
194	J. Ray McDermott Asia Pacific Pte. Ltd.	(formerly McDermott South East Asia Pte. Ltd.)
1972	J. Ray McDermott Canada Holding, Ltd.
1969	J. Ray McDermott Canada, Ltd.
204	J. Ray McDermott Contractors, Inc.
246	J. Ray McDermott de Mexico, S.A. de C.V.
208	J. Ray McDermott Eastern Hemisphere Limited	(formerly J. Ray Middle East (Indian Ocean) Ltd.)
1956	J. Ray McDermott Engineering Services Private Limited
1950	J. Ray McDermott Engineering, LLC
220	J. Ray McDermott Far East, Inc.
211	J. Ray McDermott Holdings, LLC	(formerly J. Ray McDermott Holdings, Inc.)
627	J. Ray McDermott International Vessels, Ltd.	(formerly OPI International, Ltd.)
602	J. Ray McDermott International, Inc.
160	J. Ray McDermott Investments B.V.	(formerly Menck B.V.)
1958	J. Ray McDermott Kazakhstan Limited Liability Partnership
1975	J. Ray McDermott Logistic Services Pvt. Limited
136	J. Ray McDermott Middle East, Inc.
239	J. Ray McDermott Solutions, Inc.	(formerly J. Ray McDermott Engineering Holdings, Inc.)
625	J. Ray McDermott Technology, Inc.
1957	J. Ray McDermott UK Ltd.
1960	J. Ray McDermott Underwater Services, Inc.

248	J. Ray McDermott West Africa Holdings, Inc.
244	J. Ray McDermott West Africa, Inc.
601	J. Ray McDermott, Inc.
207	J. Ray McDermott, S.A.
644	Lagniappe Insurance Company, Ltd.
193	Malmac Sdn. Bhd.
132	McDermott (Malaysia) Sendirian Berhad
904	McDermott Abu Dhabi Offshore Construction Company
915	McDermott Arabia Company Limited
149	McDermott Australia Pty. Ltd.	(formerly McDermott Industries (Aust.) Pty. Limited)
183	McDermott Azerbaijan Marine Construction, Inc.
241	McDermott Caspian Contractors, Inc.
275	McDermott Cayman Ltd.
181	McDermott Far East, Inc.
133	McDermott Gulf Operating Company, Inc.
177	McDermott Holdings (U.K.) Limited
300	McDermott Incorporated
147	McDermott International B.V.
120	McDermott International Investments Co., Inc.
119	McDermott International Marine Investments N.V.
213	McDermott International Marketing, Inc.	(formerly McDermott International Beijing, Inc.)
130	McDermott International Trading Co., Inc.
1971	McDermott International Vessels, Inc.
100	McDermott International, Inc.
1962	McDermott Kft.
349	McDermott Marine Construction Limited
1986	McDermott Marine Mexico, S.A. de C.V.
135	McDermott Offshore Services Company, Inc.
176	McDermott Old JV Office, Inc.
162	McDermott Overseas Investment Co. N.V.
390	McDermott Overseas, Inc.
1966	McDermott Panama Holdings, S.A.
170	McDermott Servicos de Construcao, Ltda.
320	McDermott Trade Corporation
306	Mentor Subsea Technology Services, Inc.
138	North Atlantic Vessel, Inc.
2021	North Ocean II AS
2023	North Ocean II KS

2022	North Ocean V AS
612	Offshore Pipelines International, Ltd.
618	Offshore Pipelines Nigeria Limited
619	Offshore Pipelines Sdn. Bhd.
626	OPI Vessels, Inc.
623	OPMI, Ltd.
185	P. T. Bataves Fabricators
180	P. T. McDermott Indonesia
901	PT. Baja Wahana Indonesia	(formerly P.T. Babcock & Wilcox Indonesia)
643	PT. J. Ray McDermott Indonesia	(formerly PT. Jay Ray)
636	Sabine River Realty, Inc.
1977	Servicios de Fabricacion de Altamira, S.A. de C.V.
1976	Servicos Profesionales de Altamira, S.A. de C.V.
2019	Singapore Huangdao Pte. Ltd.
640	SparTEC, Inc.	(formerly J. Ray McDermott Spars, Inc.)
145	Varsy International N.V.